EXHIBIT 24.1

                                POWER OF ATTORNEY



        KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Randy Harp and Kathleen S. Pinson, and each or any of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to options granted to certain regional vice presidents and a marketing consultant of Pre-Paid Legal Services, Inc., and all amendments thereto (including post-effective amendments) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Signature                         Title                  Date


/s/ HARLAND C. STONECIPHER       Chairman of the Board of     December 28, 1998
---------------------------------      Directors
    Harland C. Stonecipher

                                POWER OF ATTORNEY



        KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Harland C. Stonecipher and Kathleen S. Pinson, and each or any of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to options granted to certain regional vice presidents and a marketing consultant of Pre-Paid Legal Services, Inc., and all amendments thereto (including post-effective amendments) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            Signature                         Title                  Date


      /s/ RANDY HARP             Chief Financial Officer,     December 28, 1998
------------------------------   Chief Operating Officer
          Randy Harp             and Director

                                POWER OF ATTORNEY



        KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Harland C. Stonecipher and Randy Harp, and each or any of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to options granted to certain regional vice presidents and a marketing consultant of Pre-Paid Legal Services, Inc., and all amendments thereto (including post-effective amendments) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

           Signature                         Title                  Date


  /s/ KATHLEEN S. PINSON          Controller and Director     December 28, 1998
----------------------------------
      Kathleen S. Pinson

                                POWER OF ATTORNEY



        KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Harland C. Stonecipher, Randy Harp and Kathleen S. Pinson, and each or any of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to the options granted to certain regional vice presidents and a marketing consultant of Pre-Paid Legal Services, Inc., and all amendments thereto (including post-effective amendments) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

           Signature                         Title                  Date


   /s/ WILBURN L. SMITH           President and Director      December 28, 1998
----------------------------------
       Wilburn L. Smith


  /s/ PETER K. GRUNEBAUM                 Director             December 28, 1998
----------------------------------
      Peter K. Grunebaum


     /s/ JOHN W. HAIL                    Director             December 28, 1998
----------------------------------
         John W. Hail


    /s/ DAVID A. SAVULA                  Director             December 28, 1998
----------------------------------
        David A. Savula


/s/ SHIRLEY A. STONECIPHER               Director             December 28, 1998
----------------------------------
     Shirley A. Stonecipher


   /s/ MARTIN H. BELSKY                  Director             December 28, 1998
----------------------------------
       Martin H. Belsky